EXHIBIT "A"
                                   -----------

                                 PROMISSORY NOTE


     This Promissory Note is made on this 16th day of September, 2000 by and between Pacific Telcom, Inc., an Illinois corporation (hereinafter "Purchaser") and Asher Milgrom (hereinafter "Seller") pursuant to a Stock Purchase Agreement made between them this date (hereinafter the "Agreement").

     This Promissory Note is made pursuant to the Agreement and is subject to the terms and provisions set forth in the Agreement, as if fully stated herein. Pursuant to Section 1.2.1 of the Agreement, Purchaser promises to pay to the Seller at 22 Miners Trail, Irvine, CA 92620, or at such other place as may be designated in writing by the Seller, the principal sum of One Hundred Twenty-Nine Thousand Two Hundred Thirty-Two ($129,232), with interest waived.

     The aforesaid principal sum shall be paid on October 31, 2000. This Promissory Note is not assignable by Purchaser or by Seller without the written consent of the other. Purchaser shall pay all sums due under this Promissory Note on the due date, however, Seller grants Purchaser the right to prepay any and all sums due under this Note, without penalty.

     The execution, delivery and performance of this Promissory Note are within the Seller's corporate powers, having been duly authorized and are not in contravention of the terms of Purchaser's Articles of Incorporation and By-Laws, or of any agreement or undertaking to which Purchaser is a party, or by which it is bound.

     Any forbearance by the Seller in exercising any right or remedy of enforcement, or otherwise, afforded by applicable law shall not be deemed a waiver of or preclude the exercise of any right or remedy.

     This Promissory Note and the rights and obligations of the parties hereto shall be governed by and construed with the laws of the State of Illinois without regard to conflict of laws principles.

PACIFIC  TELCOM,  INC.        Accepted:


By:______________________     _________________________
     Bill  J.  Angelos        Asher  Milgrom
     President

                                  SCHEDULE 2.15

                                    PERSONNEL


     The undersigned, Asher Milgrom, is the Secretary of M&M Communications, a Nevada corporation ("Corporation") whose common shares are the subject of a Stock Purchase Agreement dated September 16, 2000 ("Agreement") which has been entered into between Asher Milgrom, individually as Seller, and Pacific Telcom, Inc., as Purchaser.

     Pursuant to Section 2.15 of the Agreement, I hereby certify, in my capacity as Secretary of M&M Communications, as follows:

          2.15.1 The names and titles of all officers of the corporation are:
                 President  -  -  Asher  Milgrom
                 Secretary  -  -  Asher  Milgrom
                 Treasurer  -  -  Bruce  Boyd

          2.15.2 The  names  of  all  directors  of  the  corporation  are:
                    a.     Michael  Murphy
                    b.     Asher  Milgrom
                    c.     Randall  Skala
                    d.     Bruce  Boyd
                    e.     Michael  Murphy
                    f.     EasyTel,  a  Nevada  Corporation

          2.15.3 The names and addresses of all other shareholders of the corporation are:


                    a.   Michael  Murphy,  2030 W.  Summerwind,  Santa  Ana,  CA
                         92704.
                    b. EasyTel Canada Corporation, 18 King St. East, Ste. 1402, Toronto, Ontario, Canada M5C1C4
                    c. Corporate Registered Agent: 320 E. Charleston Blvd., Las Vegas, NV.


Date: September 16, 2000

____________________________
Asher  Milgrom,  Individually,  and
Secretary  of  M&M  Communications

                              SCHEDULE - SECTION 2

                              OFFICER'S CERTIFICATE


     The undersigned, Asher Milgrom, is the Secretary of M&M Communications, a Nevada corporation ("Corporation"). A Sale of Assets Agreement dated September 16, 2000 ("Agreement") has been entered into by and between Asher Milgrom, as Seller and Pacific Telcom, Inc., as Purchaser.

     Pursuant to Section 2 of the Agreement, as Secretary of M&M Communications, I hereby certify as follows:

     1. The Corporation has been duly incorporated, validly existing, and in good standing under the laws of the State of Nevada.

     2. The authorized capital stock of the Corporation consists of 25,000 Shares, 10,000 of which are issued and outstanding and no other
          Shares, common or otherwise of the Corporation are issued and outstanding.

     3. All of the outstanding Shares of the Corporation's capital stock are validly issued, fully paid and non-assessable. The Shares sold pursuant to the Agreement are free and clear of all security interest, liens, pledges, encumbrances, or other restrictions.

     4. The representations and warranties contained in Section 2 of the Agreement are true and complete on and as of the date hereof.


     Dated  this  16th  day  of  September,  2000



____________________________
Asher  Milgrom,  Individually,  and
as  Secretary  of  M&M  Communications

                             SCHEDULE - SECTION 8.2

                              OFFICER'S CERTIFICATE


     The undersigned, Bill J. Angelos, is the President of Pacific Telcom, Inc., an Illinois corporation and is the purchaser ("Purchaser") under a Stock Purchase Agreement dated September 16, 2000 ("Agreement") which has been entered into by and between the Purchaser and Asher Milgrom, individually, as Seller.

     Pursuant  to  Section  8.2  of  the Agreement, I hereby certify as follows:

     5. That the Board of Directors of Pacific Telcom, Inc. have authorized the execution, delivery, and performance of the Agreement to be entered into by Pacific Telcom, Inc. in connection with the transaction set forth therein.

     6. The Corporation is now a corporation duly organized, validly existing, and in good standing under the laws of Illinois and has all requisite corporate power and authority to deliver its shares pursuant to the Agreement and all matters under the Agreement have been duly authorized by all necessary corporate action. The Agreement constitutes a valid and binding Agreement of the Purchaser in accordance with its terms.


Date: September 16, 2000


__________________________
Bill J. Angelos, President
Pacific Telcom, Inc.

                            SCHEDULE - SECTION 1.3.2

                              AMENDMENT TO FORMULA


     Purchaser and Seller hereby enter into this Amendment to the Formula set forth in Section 1.3.2 of the Sale of Assets Agreement dated September 16, 2000 ("Agreement") which has been entered into by and between Asher Milgrom, as Seller and Pacific Telcom, Inc., as Purchaser. It is expressly agreed by the parties that the terms of the Amendment set forth in this Schedule supersede and replace the Formula of Additional Consideration stated in the Agreement.

     For the purposes of Section 1.3.2 of the Agreement, the Formula of Additional Consideration shall be that as of the date of this Agreement, Seller's value in the Global Alliance Agreement, known to the parties as the Re-seller's Representative Agreement is $8,000.00 per month and will remain fixed at the sum of $8,000.00 per month for the term of the Earned-Out, unless the Global Alliance Agreement, known as the Re-seller's Representative Agreement is canceled and rendered null and void.

     All other terms set forth in Section 1.3.2 of the Agreement concerning the form of payment of the Earned-Out shall remain in effect.

Dated  the  16th  day  of  September,  2000


PACIFIC  TELCOM,  INC.


By: ______________________________
    Bill J. Angelos, Jr. President


    ______________________________
    Asher Milgrom